                           KAYAK SOFTWARE CORPORATION

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the parties listed on Schedule A attached hereto hereby constitutes and appoints Melissa H. Reiter, Karen R.
Klein, David W. Mason and Mark Diffley, each individually, as their true and lawful attorneys-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of KAYAK Software Corporation
     (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States
     Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any such attorney-in-fact on behalf of the undersigned pursuant to this
     Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of July, 2012.

                                        /s/ David Fialkow
                                        ----------------------------------------
                                        David Fialkow

                                        /s/ David Orfao
                                        ----------------------------------------
                                        David Orfao

                                        GENERAL CATALYST GP II, LLC

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: Member and CFO

                                        GENERAL CATALYST GP III, LLC

                                        By: /s/ William J. Fitzgerald
                                       -----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: Member and CFO

                                        GENERAL CATALYST GP V, LLC

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: Member and CFO

                                        GENERAL CATALYST PARTNERS II, L.P.

                                        By: General Catalyst GP II, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                        GENERAL CATALYST PARTNERS III, L.P.

                                        By: General Catalyst GP III, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                        GENERAL CATALYST PARTNERS V, L.P.

                                        By: General Catalyst GP V, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                        GC ENTREPRENEURS FUND II, L.P.

                                        By: General Catalyst Partners II, L.P.
                                        Its General Partner
                                        By: General Catalyst GP II, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                        GENERAL CATALYST GROUP II, L.P.

                                        By: General Catalyst Partners II, L.P.
                                        Its General Partner
                                        By: General Catalyst GP II, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                        GC ENTREPRENEURS FUND III, L.P.

                                        By: General Catalyst Partners III, L.P.
                                        Its General Partner
                                        By: General Catalyst GP III, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                        GENERAL CATALYST GROUP III, L.P.

                                        By: General Catalyst Partners III, L.P.
                                        Its General Partner
                                        By: General Catalyst GP III, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                        GC ENTREPRENEURS FUND V, L.P.

                                        By: General Catalyst Partners V, L.P.
                                        Its General Partner
                                        By: General Catalyst GP V, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                        GENERAL CATALYST GROUP V, L.P.

                                        By: General Catalyst Partners V, L.P.
                                        Its General Partner
                                        By: General Catalyst GP V, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                        GENERAL CATALYST GROUP V SUPPLEMENTAL, L.P.

                                        By: General Catalyst Partners V, L.P.
                                        Its General Partner
                                        By: General Catalyst GP V, LLC
                                        Its General Partner

                                        By: /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name: William J. Fitzgerald
                                        Title: CFO and Managing Director

                                                                      Schedule A

David Fialkow
David Orfao
General Catalyst GP II, LLC
General Catalyst GP III, LLC
General Catalyst GP V, LLC
General Catalyst Partners II, L.P.
General Catalyst Partners III, L.P.
General Catalyst Partners V, L.P.
GC Entrepreneurs Fund II, L.P.
General Catalyst Group II, L.P.
GC Entrepreneurs Fund III, L.P.
General Catalyst Group III, L.P.
GC Entrepreneurs Fund V, LP
General Catalyst Group V, LP
General Catalyst Group V Supplemental, LP